North Star Micro Cap Fund

Class I Shares (Symbol: NSMVX)

Class R Shares (Symbol: NSMYX)

North Star Dividend Fund

Class I Shares (Symbol: NSDVX)

Class R Shares (Symbol: NSDRX)

North Star Opportunity Fund

Class A Shares (Symbol: NSOPX)

Class I Shares (Symbol: NSOIX)

Class R Shares (Symbol: NSIRX)

North Star Bond Fund

Class I Shares (Symbol: NSBDX)

Supplement dated July 10, 2019 to the Funds’ Statement of Additional Information (“SAI”)

dated April 1, 2019

The following provides new and additional information beyond that contained in the Funds’ current SAI and should be read in conjunction with the Funds’ current Prospectus and SAI.

The following replaces the first five paragraphs of the section entitled Portfolio Holdings Information in the Funds' SAI:

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Funds disclose their portfolio holdings in regulatory filings and shareholder reports, as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. The Funds disclose their portfolio holdings directly to shareholders by mailing said annual and semi-annual shareholder reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Funds file their portfolio holdings in periodic reports with the SEC on Forms N-CSR, and N-Q on a sixty day lag and on Form N-CEN on a, 75 days lag, at, the end of the relevant quarter/semi-annual or annual period. These filings are available to the public on the SEC’s website at SEC.gov.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser currently makes the Fund’s complete portfolio holdings, top ten holdings, sector weightings and other portfolio characteristics publicly available on its web site, www.nsinvestfunds.com as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Web Posting
Complete Portfolio Holdings	Monthly	15 days after the end of each calendar month for the Funds
Top 10 Portfolio Holdings and other portfolio characteristics	Monthly	10 days after the end of each calendar month for the Funds

The scope of the information relating to the Funds’ portfolios that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include each Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated April 1, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-580-0900.